o NYT P-2

                        SUPPLEMENT DATED JANUARY 1, 2000
                              TO THE PROSPECTUS OF

                        FRANKLIN NEW YORK TAX-FREE TRUST
                                DATED MAY 1, 1999

The prospectus is amended as follows:

I. The following sentence is added after the minimum investments table on page
44:

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

II. In the Buying Shares table found on page 45 the section "By Wire" is replaced with the following:

--------------------------------------------------------------------------------------------------------------------
[Insert graphic of three     Call to receive a wire control number and wire   Call to receive a wire control number
lightning bolts]             instructions.                                    and wire instructions.
BY WIRE
1-800/632-2301               Wire the funds and mail your signed              To make a same day wire investment in
(or 1-650/312-2000 collect)  application to Investor Services. Please         the Insured or Intermediate Fund,
                             include the wire control number or your new      please call us by 1:00 p.m. Pacific
                             account number on the application.               time and make sure your wire arrives
                                                                              by 3:00 p.m. To make a same day wire
                             To make a same day wire investment in the
                             investment in the Money Fund, please Insured or
                             Intermediate Fund, please call us make sure we
                             receive your order by by 1:00 p.m. Pacific time and
                             make sure your 3:00 p.m. Pacific time.
                             wire arrives by 3:00 p.m. To make a same day wire
                             investment in the Money Fund, please make sure we
                             receive your order by 3:00 p.m.
                             Pacific time.
--------------------------------------------------------------------------------------------------------------------

III. In the Selling Shares table on page 51 the section "By Wire" is replaced with the following:

--------------------------------------- ----------------------------------------
[Insert graphic of three lightning      You can call or write to have redemption
bolts]                                  proceeds sent to a bank account.
                                        See the policies above for selling
BY ELECTRONIC FUNDS TRANSFER (ACH)      shares by mail or phone.

                                        Before requesting to have redemption
                                        proceeds sent to a bank account, please
                                        make sure we have your bank account
                                        information on file. If we do not have
                                        this information, you will need to send
                                        written instructions with your bank's
                                        name and address, a voided check or
                                        savings account deposit slip, and a
                                        signature guarantee if the ownership of
                                        the bank and fund accounts is different.

                                        If we receive your request in proper
                                        form by 1:00 p.m. Pacific time for the
                                        Insured and Intermediate Funds, or 3:00
                                        p.m. Pacific time for the Money
                                        Fund, proceeds sent by ACH generally
                                        will be available within two to three
                                        business days.
--------------------------------------- ----------------------------------------

IV. The management team for the Insured Fund on page 10 is replaced with the following:

The team responsible for the fund's management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS

Ms. Amoroso has been an analyst or portfolio manager of the fund since its inception. She is the co-Director of Franklin's Municipal Bond Department. She joined the Franklin Templeton Group in 1986.

JAMES PATRICK CONN, PORTFOLIO MANAGER OF ADVISERS

Mr. Conn has been an analyst or portfolio manager of the fund since December 1999. He joined the Franklin Templeton Group in 1996. Previously, he was a portfolio manager with California Investment Trust.

MARK ORSI, VICE PRESIDENT OF ADVISERS

Mr. Orsi has been an analyst or portfolio manager of the fund since 1991. He joined the Franklin Templeton Group in 1990.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS

Mr. Pomeroy has been an analyst or portfolio manager of the fund since its inception. He joined the Franklin Templeton Group in 1986.

V. The management team for the Intermediate Fund on page 22 is replaced with the following:

The team responsible for the fund's management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS

Ms. Amoroso has been an analyst or portfolio manager of the fund since its inception. She is the co-Director of Franklin's Municipal Bond Department. She joined the Franklin Templeton Group in 1986.

JAMES PATRICK CONN, PORTFOLIO MANAGER OF ADVISERS

Mr. Conn has been an analyst or portfolio manager of the fund since December 1999. He joined the Franklin Templeton Group in 1996. Previously, he was a portfolio manager with California Investment Trust.

MARK ORSI, VICE PRESIDENT OF ADVISERS

Mr. Orsi has been an analyst or portfolio manager of the fund since its inception. He joined the Franklin Templeton Group in 1990.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS

Mr. Pomeroy has been an analyst or portfolio manager of the fund since its inception. He joined the Franklin Templeton Group in 1986.

VI. The management team for the Money Fund on page 34 is replaced with the following:

The team responsible for the fund's management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS

Ms. Amoroso has been an analyst or portfolio manager of the fund since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined the Franklin Templeton Group in 1986.

JAMES PATRICK CONN, PORTFOLIO MANAGER OF ADVISERS

Mr. Conn has been an analyst or portfolio manager of the fund since December 1999. He joined the Franklin Templeton Group in 1996. Previously, he was a portfolio manager with California Investment Trust.

CARRIE HIGGINS, PORTFOLIO MANAGER OF ADVISERS

Ms. Higgins has been an analyst or portfolio manager of the fund since 1992. She joined the Franklin Templeton Group in 1990.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS

Mr. Pomeroy has been an analyst or portfolio manager of the fund since 1989. He joined the Franklin Templeton Group in 1986.

VII. The sections "Waivers for investments from certain payments," "Waivers for certain investors" and "CDSC waivers," on pages 42 and 43, are replaced with the following:

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

VIII. The section "Dealer compensation" on page 54 is replaced with the following:

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

INSURED FUND
                                                  CLASS A              CLASS C
--------------------------------------------------------------------------------

COMMISSION (%) ...............................     -                     2.00
Investment under $100,000 ....................     4.00                     -
$100,000 but under $250,000 ..................     3.25                     -
$250,000 but under $500,000 ..................     2.25                     -
$500,000 but under $1 million ................     1.85                     -
$1 million or more ...........................     up to 0.75 1             -
12B-1 FEE TO DEALER ..........................     0.10                  0.65 2

INTERMEDIATE FUND
                                                                      Class A
--------------------------------------------------------------------------------

COMMISSION (%) ...............................                              -
Investment under $100,000 ....................                           2.00
$100,000 but under $250,000 ..................                           1.50
$250,000 but under $500,000 ..................                           1.00
$500,000 but under $1 million ................                           0.85
$1 million or more ...........................                     up to 0.75 1
12B-1 FEE TO DEALER ..........................                           0.10

A dealer commission of up to 1% may be paid on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

2. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

IX. The section "Statements and reports" on page 52 is replaced with the following:

STATEMENTS AND REPORTS For the Insured and Intermediate Funds, you will receive quarterly account statements that show all your account transactions during the quarter. For the Money Fund, you will receive monthly account statements that show all your account transactions during the month. For each fund, you also will receive written notification after each transaction affecting your account (except for distributions, transactions made through automatic investment or withdrawal programs, and, in the case of the Money Fund, shares sold by check, which will be reported on your quarterly or monthly statement, as applicable). You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the fund.

                Please keep this supplement for future reference.



FRANKLIN NEW YORK
TAX-FREE TRUST

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND - CLASS A & C FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND - CLASS A FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND - CLASS A

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 1999, AS AMENDED JANUARY 1, 2000

P.O. BOX 997151
SACRAMENTO, CA 95899-9983  1-800/DIAL BEN(R)
------------------------------------------------------------------------------


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the funds' prospectus. The funds' prospectus, dated May 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the funds. You should read this SAI together with the funds' prospectus.

The audited financial statements and auditor's report in the trust's Annual Report to Shareholders, for the fiscal year ended December 31, 1998, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals and Strategies .............................................   2

Risks ............................................................   8

Officers and Trustees ............................................   11

Management and Other Services ....................................   13

Portfolio Transactions ...........................................   15

Distributions and Taxes ..........................................   15

Organization, Voting Rights and Principal Holders ................   17

Buying and Selling Shares ........................................   18

Pricing Shares ...................................................   23

The Underwriter ..................................................   24

Performance ......................................................   26

Miscellaneous Information ........................................   30

Description of Ratings ...........................................   31

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

GOALS AND STRATEGIES

Each fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and New York state and New York City personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital, and, in the case of the Money Fund, liquidity in its investments. This goal is fundamental, which means it may not be changed without shareholder approval. Of course, there is no assurance that any fund will meet its goal. The Money Fund also tries to maintain a stable $1 share price.

As a fundamental policy, each fund normally invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax. As nonfundamental policies, each fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York state and New York City and at least 65% of its total assets in New York municipal securities.

Municipal securities issued by New York state or its counties, municipalities, authorities, agencies, or other subdivisions (New York municipal securities), as well as municipal securities issued by U.S. territories such as Guam, Puerto Rico, or the Mariana Islands, generally pay interest free from federal income tax and from New York state and New York City personal income taxes for New York residents.

Each fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Below is a description of various types of municipal and other securities that each fund may buy. Other types of municipal securities may become available that are similar to those described below and in which each fund may also invest, if consistent with its investment goals and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are issued to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

VARIABLE OR FLOATING RATE SECURITIES Each fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on no more than 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.

The Money Fund's investment in variable or floating rate securities is subject to certain rules under federal securities laws on the quality and maturity of the securities and to procedures adopted by the fund's board of trustees and designed to minimize credit risks. The fund may invest in variable or floating rate securities with stated maturities of more than one year, if the securities carry demand features that comply with certain conditions and rules.

MUNICIPAL LEASE OBLIGATIONS Each fund may invest in municipal lease obligations, including certificates of participation. Municipal lease obligations generally finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must appropriate the money to make the lease payments each year. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The board of trustees reviews the fund's municipal lease obligations to try to assure that they are liquid investments based on various factors reviewed by the fund's manager and monitored by the board. These factors may include (a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest.

CALLABLE BONDS Each fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the fund's net asset value.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a fund's income and its distributions to shareholders. If the fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the fund also may not be able to recover the full amount it paid for the bond. One way for the fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

ZERO-COUPON SECURITIES The Insured and Intermediate Funds may each invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

CONVERTIBLE AND STEP COUPON bonds The Insured and Intermediate Funds may each invest a portion of their assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

U.S. GOVERNMENT OBLIGATIONS are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each fund may invest in taxable commercial paper only for temporary defensive purposes.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. If the other party to the transaction fails to deliver or pay for the security, the fund could miss a favorable price or yield opportunity, or could experience a loss.

When the fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its net asset value. The funds believe their net asset value or income will not be negatively affected by their purchase of municipal securities on a when-issued basis. The funds will not engage in when-issued transactions for investment leverage purposes.

Although a fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a fund is the buyer, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. If assets of a fund are held in cash pending the settlement of a purchase of securities, the fund will not earn income on those assets.

ILLIQUID INVESTMENTS Each fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

REPURCHASE AGREEMENTS The Money Fund may enter into repurchase agreements for temporary defensive purposes. Under a repurchase agreement, the fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the fund's ability to sell the underlying securities. The fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

To the extent it invests in repurchase agreements, the Money Fund may not invest in repurchase agreements with a term of more than one year, and usually would invest in those with terms ranging from overnight to one week. The securities underlying a repurchase agreement may, however, have maturity dates longer than one year from the effective date of the repurchase agreement. The fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 10% of the fund's net assets would be invested in such repurchase agreements and other illiquid securities.

DIVERSIFICATION Each fund is a non-diversified fund. Generally, to meet federal tax requirements at the close of each quarter, a fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised. The Money Fund also follows certain procedures required by federal securities laws with respect to the diversification of its investments.

TEMPORARY INVESTMENTS When the manager believes unusual or adverse economic, market or other conditions exist, it may invest each fund's portfolio in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in securities that pay taxable interest, including (i) municipal securities issued by a state or local government other than New York; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico or the Mariana Islands. For temporary purposes, the Money Fund also may invest in obligations of U.S. banks with more than $1 billion in assets.

SECURITIES TRANSACTIONS The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

Generally, all of the securities held by the Money Fund are offered on the basis of a quoted yield to maturity. The price of the security is adjusted so that, relative to the stated rate of interest, it will return the quoted rate to the buyer. The maturities of these securities at the time of issuance generally range between three months to one year.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service, Inc. (Moody's), and Standard & Poor's Corporation (S&P), often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each fund has different limitations on the credit quality of securities it may buy. These limitations are generally applied when a fund makes an investment so that a fund is not required to sell a security because of a later change in circumstances. In the case of the Money Fund, however, the fund and its board must follow guidelines under federal securities laws and act accordingly if the rating on a security in the fund's portfolio is downgraded. These procedures only apply to changes between the "major" rating categories, and not to changes in a security's relative standing within a rating category.

In addition to considering ratings in its selection of each fund's portfolio securities, the manager considers, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

INSURANCE The Insured Fund invests primarily in insured municipal securities. The Intermediate and Money Funds also may invest in insured municipal securities.

Each insured municipal security in the Insured Fund's portfolio is covered by either a "New Issue Insurance Policy," a "Portfolio Insurance Policy" or a "Secondary Insurance Policy." Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

The fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature guarantees the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security, (ii) the value of the fund's shares, or (iii) the fund's distributions.

NEW ISSUE INSURANCE POLICY. An issuer may obtain a New Issue Insurance Policy, also called a "Primary Insurance Policy," when securities are issued. The issuer pays all premiums on the policy in advance. The policy continues in effect as long as the securities are outstanding and the insurer remains in business, and may not otherwise be canceled. Since the policy remains in effect as long as the securities are outstanding, the insurance is likely to increase the credit rating of the security, as well as its purchase price and resale value.

PORTFOLIO INSURANCE POLICY. The fund may obtain a Portfolio Insurance Policy, which is effective only as long as the fund holds the securities described in the policy and the insurer is in business and meeting its obligations. If the fund sells a security or the principal amount of the security is paid before maturity, the policy terminates as to that security and will continue to cover only those securities the fund still holds. A Portfolio Insurance Policy may not otherwise be canceled, unless the fund fails to pay the premium. If a security covered by a Portfolio Insurance Policy is pre-refunded and irrevocably secured by a U.S. government security, the insurance will no longer be required for that security.

Because coverage under a Portfolio Insurance Policy ends when the fund sells a security, the insurance does not affect the resale value of the security. Therefore, the fund may hold any security insured under a Portfolio Insurance Policy that is in default or in significant risk of default. The manager will consider the value of the insurance for the principal and interest payments, the market value of the security, the market value of securities of similar issuers whose securities carry similar interest rates, and the discounted present value of the principal and interest payments to be received from the insurance company in its evaluation of the security. Absent any unusual or unforeseen circumstances as a result of the Portfolio Insurance Policy, the manager would likely recommend that the fund value the defaulted security, or security for which there is a significant risk of default, at the same price as securities of a similar nature that are not in default. While a defaulted security is held in the fund's portfolio, the fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurer may not change premium rates for securities covered by a Portfolio Insurance Policy, regardless of the issuer's ability or willingness to meet its obligations. Premiums are payable monthly and are adjusted for purchases and sales of covered securities during the month. The premium on a Portfolio Insurance Policy is a fund expense. If the fund fails to pay its premium, the insurer may take action against the fund to recover any premium payments that are due.

SECONDARY INSURANCE POLICY. Under its agreement with the provider of the Portfolio Insurance Policy, the fund may at any time buy a permanent Secondary Insurance Policy on any municipal security insured under the Portfolio Insurance Policy, even if the security is currently in default. When the fund buys a Secondary Insurance Policy, the coverage and obligation of the fund to pay monthly premiums for the security under the Portfolio Insurance Policy ends. The insurer may not change the price of the Secondary Insurance Policy, regardless of the security issuer's ability to meet its debt obligations.

With a Secondary Insurance Policy, the fund obtains insurance against nonpayment of scheduled principal and interest for the remaining term of a security. This insurance coverage continues in effect as long as the insured security is outstanding and may not otherwise be canceled. Thus, the fund has the opportunity to sell a security in default rather than hold it in its portfolio in order to continue, in force, the applicable Portfolio Insurance Policy. When the fund buys a Secondary Insurance Policy on a security, the single premium is added to the cost basis of the security and is not considered a fund expense. A defaulted security covered by a Secondary Insurance Policy would be valued at its market value.

One of the reasons the fund may buy a Secondary Insurance Policy is to enable it to sell a security to a third party as a triple A rated or equivalent insured security. In doing so, the fund may be able to sell the security at a market price that is higher than what it may otherwise be without the insurance. The triple A or equivalent rating is not automatic, however, and must specifically be requested from Fitch, Moody's or S&P for each security.

The fund is likely to buy a Secondary Insurance Policy if, in the manager's opinion, the market value or net proceeds of the sale of a security by the fund may exceed the current value of the security, without insurance, plus the cost of the insurance. Any difference between the excess of a security's market value as a triple A rated or equivalent security over its market value without such rating, including the cost of insurance, inures to the fund in determining the net capital gain or loss realized by the fund upon the sale of the security.

The fund may buy a Secondary Insurance Policy instead of a Portfolio Insurance Policy at any time, regardless of the effect of market value on the underlying municipal security, if the manager believes such insurance would best serve the fund's interests in meeting its investment goals.

QUALIFIED MUNICIPAL BOND INSURERS. Insurance policies may be issued by any one of several qualified municipal bond insurers. The fund buys insured municipal securities only if they are secured by an insurance policy issued by an insurer whose claims paying ability is rated triple A or its equivalent by Fitch, Moody's or S&P. Currently, there are four primary, triple A rated municipal bond insurers.

A qualified municipal bond insurer is a company whose charter limits its risk assumption to insurance of financial obligations. This precludes the assumption of other types of risk, such as life, medical, fire and casualty, and auto and home insurance. The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the fund nor the manager makes any representations as to the ability of any insurance company to meet its obligation to the fund if called upon to do so.

Currently, to the best of our knowledge, there are no securities in the fund's portfolio on which an insurer is paying the principal or interest otherwise payable by the issuer of the bond.

GENERAL. Under the provisions of an insurance policy, the insurer unconditionally and irrevocably agrees to pay the appointed trustee or its successor and its agent (Trustee) the portion of the principal or interest on an insured security that is due for payment but that has not been paid by the issuer. The insurer makes such payments to the Trustee on the date the principal or interest becomes due for payment or on the next business day following the day on which the insurer receives notice of nonpayment, whichever is later. The Trustee then disburses the amount of principal or interest due to the fund after the Trustee receives (i) evidence of the fund's right to receive payment of the principal or interest due for payment, and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of the principal or interest due for payment will vest in the insurer. After the disbursement, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the fund's rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

If the issuer of an insured municipal security fails to pay an installment of principal or interest that is due for payment, the fund will receive an insurance payment in the amount of the payment due. When referring to the principal amount, the term "due for payment" means the security's stated maturity date or its call date for mandatory sinking fund redemption. It does not mean any earlier date when payment is due because of a call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity. When referring to the interest on a security, the term "due for payment" means the stated date for payment of interest.

The term "due for payment" may have another meaning if the interest on a security is determined to be subject to federal income taxation, as provided in the security's underlying documentation. When referring to the principal amount in this case, the term also means the call date for mandatory redemption as a result of the determination of taxability, and when referring to the interest on the security, the term also means the accrued interest, to the call date for mandatory redemption, at the rate provided in the security's documentation together with any applicable redemption premium.

INVESTMENT RESTRICTIONS Each fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Each fund may not:

 1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets thereof) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which the fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component.

 2. Buy any securities on margin or sell any securities short, except that it may use such short-term credits as are necessary for the clearance of transactions.

 3. Make loans, except through the purchase of debt securities which are customarily purchased by institutional investors, including the municipal securities described above, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan.

 4. Act as underwriter of securities issued by other persons except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

 6. Purchase securities from or sell to the trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the trust, one or more of the trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices, and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

 8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that the fund may purchase, hold, and dispose of puts on municipal securities in accordance with its investment policies.

 9.  Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, except that the Intermediate Fund may invest in shares of one or more money market funds managed by Franklin Advisers, Inc., to the extent permitted by exemptions granted under the Investment Company Act of 1940, and except to the extent the Insured Fund invests its uninvested daily cash balances in shares of Franklin New York Tax-Exempt Money Fund and other tax-exempt money market funds in the Franklin Group of Funds provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) provided aggregate investments by the Insured Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the fund's total net assets or (ii) $2.5 million, or
     (B) more than 3% of the outstanding shares of any such money market fund.

11. Invest more than 10% of its assets in securities, in the case of the Money Fund, with legal or contractual restrictions on resale.

12. Invest more than 25% of its assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

RISKS

NEW YORK Since each fund mainly invests in New York municipal securities, its performance is closely tied to the ability of issuers of New York municipal securities to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within New York. Below is a discussion of certain conditions that may affect New York issuers. It is not a complete analysis of every material fact that may affect the ability of issuers of New York municipal securities to meet their debt obligations or the economic or political conditions within New York and is subject to change. The information below is based on relatively recent publications by Moody's and Fitch, two historically reliable sources, but the fund has not independently verified it.

NEW YORK STATE. The ability of New York issuers to continue to make principal and interest payments is dependent in large part on the ability of the state to raise revenues, primarily through taxes, and to control spending. Many factors can affect the state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect the state's spending including current debt levels, and the existence of accumulated budget deficits.

In recent years, New York's economy has improved, in large part due to strong growth in the state's financial services sector. Nonetheless, the state's population, employment and personal income growth rates have continued to lag national growth rates and the state has been unable to restore employment to its pre-recession level.

With its improved economic performance, the state also has been able to improve its finances. New York has had three consecutive years of budget surpluses and has eliminated its accumulated GAAP general fund deficit. For fiscal 1997 and 1998, the state's surpluses totaled $1.4 billion and $2.0 billion, respectively. As of September 1998, a cash surplus of more than $1 billion was estimated for fiscal 1999. The state's accumulated surplus was $567 million as of March 1998. Going forward, however, recent estimates have shown a budget gap of nearly $5.5 billion by 2001, due to the continued implementation of revenue reducing tax cuts along with increased spending (about 7% in 1999). This gap could widen if the recent strong performance of Wall Street and the state's overall financial services sector does not continue.

New York's debt burden has continued to be one of the highest among the states. As of August 1998, New York ranked fourth with a debt per capita of $1,914. There are no signs that this will change in the near term. The state's current capital plan relies heavily on the issuance of debt. While many state's have used recent budget surpluses to finance capital expenditures on a "pay-as-you-go" basis and reduce their reliance on debt financing, New York has not. Estimates have shown that New York's use of pay-as-you-go financing may decline from 22% in fiscal 1999 to 10% in 2003.

Despite recent improvements in New York's economic and financial performance, its high debt levels and projected budget imbalances leave the state vulnerable to an economic slowdown and volatility in its financial services sector.

The state has either guaranteed or supported, through lease-purchase arrangements or other contractual or moral obligations, a substantial principal amount of securities issued by various state agencies and authorities. Moral obligations do not impose immediate financial obligations on the state and require appropriations by the legislature before any payments can be made. If the state fails to appropriate necessary amounts or to take other action to allow authorities and agencies to meet their obligations, the authorities and agencies could default on their debt obligations. If a default occurs, it would likely have a significant adverse impact on the market price of the obligations of both the state and its various authorities and agencies.

To the extent state agencies and local governments require state assistance to meet their financial obligations, the ability of the state of New York to meet its own obligations or to obtain additional financing could be adversely affected. This financial situation could result not only in defaults of state and agency obligations, but could also adversely affect the marketability of New York municipal securities.

In addition, if constitutional challenges to state laws or other court actions are brought against the state or its agencies and municipalities relating to financing, or the amount and use of taxes, these actions could adversely affect the ability of the state and its political subdivisions to meet their debt obligations, and may require extraordinary appropriations, expenditure reductions, or both.

NEW YORK CITY. In 1975, New York City suffered several financial crises. In that year, the city lost access to public credit markets and was not able to sell short-term notes until 1979 or long-term notes until 1981. In an effort to help the city out of its financial difficulties, the state legislature created the Municipal Assistance Corporation (MAC). MAC has the authority to issue bonds and notes and to pay or lend the proceeds to New York City, as well as to exchange its obligations for city obligations. MAC bonds are payable out of certain state sales and use taxes imposed by the city, state stock transfer taxes and per capita state aid to the city. The state is not, however, obligated to continue these taxes, to continue appropriating revenues from these taxes or to continue appropriating per capita state aid to pay MAC obligations. MAC does not have taxing powers, and its bonds are not obligations enforceable against either New York City or New York state.

From 1975 until June 30, 1986, the city's financial condition was subject to oversight and review by the New York State Financial Control Board (FCB). To be eligible for guarantees and assistance, the city was required to submit to the FCB, at least 50 days before the beginning of each fiscal year, a financial plan for the city and certain agencies covering the four-year period beginning with the upcoming fiscal year. The four-year financial plans had to show a balanced budget determined in accordance with generally accepted accounting principles. On June 30, 1986, some of the FCB's powers were suspended because the city had satisfied certain statutory conditions. The powers suspended included the FCB's power to approve or disapprove certain contracts, long-term and short-term borrowings and the four-year financial plans. The city, however, is still required to develop four-year financial plans each year and the FCB continues to have certain review powers. The FCB must reimpose its full powers if there is the occurrence or a substantial likelihood and imminence of the occurrence of any one of certain events including the existence of an operating deficit greater than $100 million, or failure by the city to pay principal of or interest on any of its notes or bonds when due or payable.

In recent years, the city's overall debt burden has been high and has approached constitutional general obligation debt limits. At the same time, the city recently adopted a 10-year, $45 billion capital plan to maintain its essential infrastructure. To help finance the capital plan and allow the city to operate under its constitutional debt limit, the state's legislature created the New York City Transitional Finance Authority in March 1997, which is authorized to issue additional debt for the city's use. This debt will be backed primarily by city personal income taxes. Going forward, the city will need to somehow balance the maintenance of its infrastructure with its growing debt burden. In fiscal 1998, debt service costs were approximately 8.7% of the city's expenditures. This figure may grow to 11.4% by 2002 and could reduce the city's future financial flexibility, especially in the event of an economic downturn or other financial crisis.

On the positive side, the city ended fiscal 1998 with a surplus of more than $2 billion. Similar to improvements at the state level, the city's improved financial performance has been due in large part to the strong performance of the securities industry and overall financial services sector, which may or may not continue. Despite improved economic performance, the city's employment growth has remained below national levels and the city has been able to regain only approximately 60% of the jobs lost during the most recent recession.

U.S. TERRITORIES Since each fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a fund's performance. As with New York, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the funds may be invested. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on relatively recent data available to the funds from Moody's and other historically reliable sources, but it has not been independently verified by the funds.

GUAM. Guam's economy has been heavily dependent on its tourism industry, which accounted for almost 40% of total employment in 1997. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. As of fiscal 1997, the deficit had improved and the budget was balanced.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of October 1997, S&P's outlook for Guam was negative due to Guam's continued weak financial position and the need for continued political support towards the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a commonwealth in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage has been more than $2 per hour below the U.S. level and tens of thousands of workers have immigrated from various Asian countries to provide cheap labor for the islands' industries. Recently, the islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2 billion in 1996.

PUERTO RICO. Overall, Moody's considered Puerto Rico's outlook stable as of January 1999. In recent years, Puerto Rico's financial performance has improved. Relatively strong revenue growth and more aggressive tax collection procedures resulted in a general fund surplus for fiscal 1998 (unaudited). For fiscal 1999, spending increases of 11% are budgeted, which may create an operating deficit and deplete the commonwealth's unreserved fund balance.

Puerto Rico's debt levels have been high. Going forward, these levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico will also need to address its large unfunded pension liability of more than $6 billion.

Despite Puerto Rico's stable outlook, Puerto Rico may face challenges in the coming years with the 1996 passage of a bill eliminating section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives will be phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination. Outstanding issues relating to the potential for a transition to statehood also may have broad implications for Puerto Rico and its financial and credit position.

OFFICERS AND TRUSTEES

The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors the Insured Fund to ensure no material conflicts exist among its share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (78)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (66)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

Robert F. Carlson (71)
2120 Lambeth Way, Carmichael, CA 95608
TRUSTEE

Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); director or trustee, as the case may be, of nine of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals, member, Corporate Board, Blue Shield of California, and Chief Counsel, California Department of Transportation.

S. Joseph Fortunato (66)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (66)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (70)
20833 Stevens Creek Blvd., Suite 102,
Cupertino, CA 95014
TRUSTEE

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems), Digital Transmission Systems, Inc. (wireless communications) and Quarterdeck Corporation (software firm), and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

*William J. Lippman (74)
One Parker Plaza, 16th Floor, Fort Lee, NJ 07024
TRUSTEE

Senior Vice President, Franklin Resources, Inc. and Franklin Management, Inc.; President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of six of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (70)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Fund American Enterprises Holdings, Inc. (holding company), Martek Biosciences Corporation, MCI WorldCom (information services), MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (54)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 54 of the investment companies in the Franklin Templeton Group of Funds.

Thomas J. Kenny (36)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (60)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

*This board member is considered an "interested person" under federal securities laws.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The trust pays noninterested board members $215 per month plus $210 per meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The fees payable to noninterested board members by the trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to noninterested board members by the trust and by the Franklin Templeton Group of Funds.

                                                        NUMBER OF
                                                        BOARDS IN
                                       TOTAL FEES      THE FRANKLIN
                                      RECEIVED FROM     TEMPLETON
                        TOTAL FEES    THE FRANKLIN        GROUP
                         RECEIVED       TEMPLETON        OF FUNDS
                           FROM           GROUP          ON WHICH
NAME                    THE TRUST 1     OF FUNDS 1     EACH SERVES 2
----------------------------------------------------------------------

Frank H. Abbott, III      $2,437        $159,051            27
Harris J. Ashton          $2,681        $361,157            49
Robert F. Carlson         $3,165         $78,052             9
S. Joseph Fortunato       $2,528        $367,835            51
Frank W.T. LaHaye         $2,647        $163,753            27
Gordon S. Macklin         $2,681        $361,157            49

1. For the year ended December 31, 1998. During the period from January 1, 1998, through May 31, 1998, fees at the rate of $50 per month plus $50 per board meeting attended were in effect for the Trust.
2. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 163 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES

MANAGER AND SERVICES PROVIDED Each fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each fund. Similarly, with respect to each fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the funds or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the funds' code of ethics.

Under the funds' code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer;
(iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES The Insured and Intermediate Funds each pay the manager a fee equal to a monthly rate of:

o 5/96 of 1% (approximately 5/8 of 1% per year) of the value of net assets up to and including $100 million; and

o 1/24 of 1% (approximately 1/2 of 1% per year) of the value of net assets over $100 million and not over $250 million; and

o 9/240 of 1% (approximately 45/100 of 1% per year) of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Insured Fund's shares pays its proportionate share of the fee.

The Money Fund pays the manager a fee equal to a daily rate of:

o 1/584 of 1% of the value of net assets up to and including $100 million; and

o 1/730 of 1% of the value of net assets over $100 million up to and including $250 million; and

o 1/811 of 1% of the value of net assets in excess of $250 million.

The fee is payable at the request of the manager according to the terms of the management agreement.

For the last three fiscal years ended December 31, the funds paid the following management fees:

                                  MANAGEMENT FEES PAID ($)
                              1998          1997         1996
-------------------------------------------------------------------

Insured Fund               1,482,054    1,433,123    1,283,0521
Intermediate Fund2           164,966      132,873        76,133
Money Fund3                  240,349      261,796       225,867

1. Management fees, before any advance waiver, totaled $1,414,871. Under an agreement by the manager to limit its fees, the fund paid the management fees shown.
2. For the fiscal years ended December 31, 1998, 1997 and 1996, management fees, before any advance waiver, totaled $420,910, $317,251 and $278,912, respectively. Under an agreement by the manager to limit its fees, the fund paid the management fees shown.
3. For the fiscal years ended December 31, 1998, 1997 and 1996, management fees, before any advance waiver, totaled $376,567, $389,114 and $387,116, respectively. Under an agreement by the manager to limit its fees, the fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each fund. FT Services is wholly owned by Resources and is an affiliate of the funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each fund's average daily net assets up to $200 million;

o 0.135% of average daily net assets over $200 million up to $700 million;

o 0.10% of average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended December 31, the manager paid FT Services the following administration fees:



-----------------------------------------------------------------
                             ADMINISTRATION FEES PAID ($)

                            1998          1997         19961
-----------------------------------------------------------------
Insured Fund             398,776        384,599       96,404
Intermediate Fund         99,949         75,401       17,039
Money Fund                90,400         93,354       22,562
-----------------------------------------------------------------

1. For the period from October 1, 1996, through December 31, 1996.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is each fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. Each fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of each fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the funds' independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS

Since most purchases by the funds are principal transactions at net prices, the funds incur little or no brokerage costs. Each fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the funds do not buy securities in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, also may be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

If purchases or sales of securities of the funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the funds.

During the fiscal years ended December 31, 1998, 1997 and 1996, the funds did not pay any brokerage commissions.

As of December 31, 1998, the funds did not own securities of their regular broker-dealers.

DISTRIBUTIONS AND TAXES

The Insured Fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. The funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you.

The Money Fund's daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable $1 share price), less the estimated expenses of the fund.

By meeting certain requirements of the Internal Revenue Code, the funds have qualified and continue to qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of New York or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also will be exempt from New York's personal income taxes. New York generally does not grant tax-free treatment to interest on state and municipal securities of other states.

The funds may earn taxable income on any temporary investments, on the discount from stripped obligations or their coupons, on income from securities loans or other taxable transactions, or on ordinary income derived from the sale of market discount bonds. Any fund distributions from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a fund. Any net capital gains realized by a fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the funds. Because the Money Fund is a money fund, it does not anticipate realizing any long term capital gains.

MAINTAINING A $1 SHARE PRICE - MONEY FUND Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Money Fund to adjust distributions to maintain a $1 share price. These procedures may result in under- or over-distributions by the Money Fund of its net investment income.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held fund shares for a full year, a fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires each fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Because the Money Fund tries to maintain a stable $1 share price, you should not expect to realize a capital gain or loss on the sale or exchange of your Money Fund shares.

DEFERRAL OF BASIS If you redeem some or all of your shares in a fund, and then reinvest the sales proceeds in the fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in a fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment. Because shares of the Money Fund may be purchased without a sales charge, this deferral of basis rule should not apply to the sale of Money Fund shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because each fund's income is derived primarily from interest rather than dividends, no portion of its distributions generally will be eligible for the corporate dividends-received deduction. None of the dividends paid by the funds for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while still exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Internal Revenue Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position. Persons who are defined in the Internal Revenue Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

Each fund is a series of Franklin New York Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Massachusetts business trust in July 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that the fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

Certain Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

The Insured Fund currently offers two classes of shares, Class A and Class C. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The full title of each class is:

o Franklin New York Insured Tax-Free Income Fund - Class A

o Franklin New York Insured Tax-Free Income Fund - Class C

The Intermediate Fund and the Money Fund each offer only one share class. Because the Intermediate Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the fund are considered Class A shares for redemption, exchange and other purposes. Shares of the Money Fund also are considered Class A shares for redemption, exchange and other purposes. Before January 1, 1999, these funds' shares were considered Class I shares.

The funds may offer additional classes of shares in the future.

Shares of each class of the Insured Fund represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole. Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of February 5, 1999, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. All checks, drafts, wires and other payment mediums used to buy or sell Money Fund shares must be drawn on a U.S. bank and are accepted subject to collection at full face value. Checks drawn in U.S. funds on foreign banks will not be credited to your account and dividends will not begin to accrue until the proceeds are collected, which may take a long period of time.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

INITIAL SALES CHARGES The maximum initial sales charge for the Insured Fund is 4.25% for Class A and 1% for Class C. The maximum initial sales charge for the Intermediate Fund is 2.25%. There is no initial sales charge for the Money Fund.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.

LETTER OF INTENT (LOI). You may buy shares of the Intermediate Fund and Class A shares of the Insured Fund at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund's Class A shares. This waiver category also applies to Class C shares.

o  Dividend or capital gain distributions from a real estate investment trust
   (REIT) sponsored or advised by Franklin Properties, Inc.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by the Franklin Templeton Group

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, shares of the Insured and Intermediate Funds are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Intermediate Fund and Class A shares of the Insured Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, these shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS               SALES CHARGE (%)
--------------------------------------------------------------

Under $30,000                                      3.0
$30,000 but less than $100,000                     2.0
$100,000 but less than $400,000                    1.0
$400,000 or more                                     0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge on shares of the Insured and Intermediate Funds. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of shares of the Intermediate Fund or Class A shares of the Insured Fund of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in shares of the Intermediate Fund or Class A shares of the Insured Fund, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares of the Insured Fund, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February 1,
   1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your Insured or Intermediate Fund account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Insured and Intermediate Funds' general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the funds' investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares of a fund and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan in the Insured or Intermediate Fund if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The funds may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the funds receive notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

All purchases of Money Fund shares will be credited to you, in full and fractional fund shares (rounded to the nearest 1/100 of a share), in an account maintained for you by the fund's transfer agent. No share certificates will be issued for fractional shares at any time. No certificates will be issued to you if you have elected to redeem shares by check or by preauthorized bank or brokerage firm account methods.

The offering of fund shares may be suspended at any time and resumed at any time thereafter.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the funds marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the funds may reimburse Investor Services an amount not to exceed the per account fee that the funds normally pay Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

Investor Services may charge you separate fees, negotiated directly with you, for providing special services in connection with your Money Fund account, such as processing a large number of checks each month. Fees for special services will not increase the fund's expenses.

Special procedures have been designed for banks and other institutions wishing to open multiple accounts in the Money Fund. An institution may open a single master account by filing one application form with the fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is filed by listing them, or instructions may be provided to the fund at a later date. These sub-accounts may be established by the institution with registration either by name or number. The investment minimums applicable to the fund are applicable to each sub-account. The fund will provide each institution with a written confirmation for each transaction in a sub-account and arrangements may be made at no additional charge for the transmittal of duplicate confirmations to the beneficial owner of the sub-account.

The Money Fund will provide to each institution, on a quarterly basis or more frequently if requested, a statement setting forth each sub-account's share balance, income earned for the period, income earned for the year to date, and total current market value.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Insured and Intermediate Funds calculate the NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The Money Fund calculates its NAV per share each business day at 3:00 p.m. pacific time. The funds do not calculate their NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

THE INSURED AND INTERMEDIATE FUNDS When determining their NAV, each fund values cash and receivables at their realizable amounts, and records interest as accrued. Each fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE MONEY FUND The valuation of the fund's portfolio securities, including any securities held in a separate account maintained for when-issued securities, is based on the amortized cost of the securities, which does not take into account unrealized capital gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the fund computed as described above may tend to be higher than a like computation made by a fund with identical investments but using a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher yield than would result from an investment in a fund using only market values, and existing investors in the fund would receive less investment income. The opposite would be true in a period of rising interest rates.

The fund's use of amortized cost, which helps the fund maintain a $1 share price, is permitted by a rule adopted by the U.S. Securities and Exchange Commission (SEC). Under this rule, the fund must adhere to certain conditions. The fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and only buy instruments with remaining maturities of 397 calendar days or less. The fund also must invest only in those U.S. dollar-denominated securities that the manager, in accordance with procedures adopted by the board, determines present minimal credit risks and that are rated in one of the top two ratings by U.S. nationally recognized rating services (or comparable unrated securities), or are instruments issued by an issuer that, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, has received a rating within the two highest ratings. Securities subject to floating or variable interest rates with demand features that comply with applicable SEC rules may have stated maturities in excess of 397 days.

The board has established procedures designed to stabilize, to the extent reasonably possible, the fund's price per share at $1, as computed for the purpose of sales and redemptions. These procedures include a review of the fund's holdings by the board, at such intervals as it may deem appropriate, to determine if the fund's net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the board. If a deviation exceeds 1/2 of 1%, the board will promptly consider what action, if any, will be initiated. If the board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take corrective action that it regards as necessary and appropriate, which may include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations.

THE UNDERWRITER

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended December 31:

-------------------------------------------------------------------------
                                                            AMOUNT
                                                          RECEIVED IN
                          TOTAL           AMOUNT        CONNECTION WITH
                       COMMISSIONS      RETAINED BY     REDEMPTIONS AND
                      RECEIVED ($)   DISTRIBUTORS ($)   REPURCHASES ($)
-------------------------------------------------------------------------
1998
Insured Fund            678,360            42,034            4,871
Intermediate Fund       162,565            22,481            1,171
Money Fund                    0                 0                0

1997
Insured Fund            575,735            36,079            6,625
Intermediate Fund       163,157            21,084                0
Money Fund                    0                 0                0

1996
Insured Fund            875,662            54,350            1,590
Intermediate Fund       160,045            20,496                0
Money Fund                    0                 0                0
-------------------------------------------------------------------------

Distributors may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The Intermediate Fund and each class of the Insured Fund have separate distribution or "Rule 12b-1" plans. Under each plan, the funds shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the funds, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLANS. Payments by the Insured and Intermediate Funds under their Class A plans may not exceed 0.10% per year of Class A's average daily net assets, payable quarterly. All distribution expenses over this amount will be borne by those who have incurred them.

In implementing the Class A plan for the Insured Fund, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When the fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

For the Insured Fund, the fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS C PLAN. Under the Class C plan, the Insured Fund pays Distributors up to 0.50% per year of the class's average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund also may pay a servicing fee of up to 0.15% per year of the class's average daily net assets, payable quarterly. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The expenses relating to the Class C plan also are used to pay Distributors for advancing the commission costs to securities dealers with respect to the initial sale of Class C shares.

THE CLASS A AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, the manager or Distributors or other parties on behalf of the fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the noninterested members of the fund's board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the noninterested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. The plan for the Intermediate Fund also may be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm also may terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the noninterested board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.

For the fiscal year ended December 31, 1998, Distributors' eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts the funds paid Distributors under the plans were:

                             DISTRIBUTORS' ELIGIBLE    AMOUNT PAID
                                  EXPENSES ($)       BY THE FUND ($)
----------------------------------------------------------------------

Insured Fund - Class A                487,576            237,021
Insured Fund - Class C                 95,494             41,177
Intermediate Fund - Class A           345,781             62,719

PERFORMANCE

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the funds, and effective yield quotations used by the Money Fund, are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

INSURED AND INTERMEDIATE FUNDS

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund. The average annual total returns for the indicated periods ended December 31, 1998, were:

                                                   SINCE
                                                 INCEPTION
                            1 YEAR     5 YEARS   (5/1/91)
------------------------------------------------------------
Insured Fund - Class A       1.42%       4.60%      6.95%

                                                   SINCE
                                                 INCEPTION
                            1 YEAR               (5/1/95)
------------------------------------------------------------
Insured Fund - Class C       3.49%    -             6.93%

                                                   SINCE
                                                 INCEPTION
                            1 YEAR     5 YEARS   (9/21/92)
------------------------------------------------------------
Intermediate Fund            4.27%       5.09%      6.04%

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P   = a hypothetical initial payment of $1,000
T   = average annual total return
n   = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Cumulative total return Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended December 31, 1998, were:


                                                               SINCE
                                                             INCEPTION
                                  1 YEAR        5 YEARS       (5/1/91)
--------------------------------------------------------------------------
Insured Fund - Class A             1.42%         25.19%        67.44%

                                                               SINCE
                                                              INCEPTION
                                  1 YEAR                      (5/1/95)
--------------------------------------------------------------------------
Insured Fund - Class C             3.49%          -            27.86%

                                                               SINCE
                                                             INCEPTION
                                  1 YEAR        5 YEARS      (9/21/92)
--------------------------------------------------------------------------
Intermediate Fund                  4.27%         28.20%        44.49%

CURRENT YIELD Current yield shows the income per share earned by a fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a class during the base period. The yields for the 30-day period ended December 31, 1998, were:

-----------------------------------------------------
                            CLASS A       CLASS C
-----------------------------------------------------
Insured Fund                   3.70%        3.29%
Intermediate Fund              3.62%        -
-----------------------------------------------------

The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(a-b + 1)  - 1]
              ---
              cd

where:

a = interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD Each fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal, state and city income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended December 31, 1998, were:

                           Class A       Class C
-----------------------------------------------------
Insured Fund                  6.90%        6.14%
Intermediate Fund             6.75%        -

CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended December 31, 1998, were:

                             CLASS A        CLASS C
--------------------------------------------------------
Insured Fund                   4.61%          4.43%
Intermediate Fund              4.68%          -

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal, state and city tax rates available to the fund. The taxable-equivalent distribution rates for the 30-day period ended December 31, 1998, were:

                               CLASS A          CLASS C
-------------------------------------------------------------
Insured Fund                     8.60%            8.26%
Intermediate Fund                8.73%            -

VOLATILITY Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

MONEY FUND

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees.

The average annual total returns for the indicated periods ended December 31, 1998, were:

                                                              SINCE
                                                            INCEPTION
                      1 YEAR      5 YEARS      10 YEARS     (10/10/86)
-------------------------------------------------------------------------
Money Fund              2.79%       2.77%       3.21%           3.42%

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P   = a hypothetical initial payment of $1,000

T   = average annual total return

n   = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CURRENT YIELD Current yield shows the income per share earned by the fund. It is calculated by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account with a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized by multiplying the base period return by 365/7. The current yield for the seven day period ended December 31, 1998, was 3.01%.

EFFECTIVE YIELD The fund's effective yield is calculated in the same manner as its current yield, except the annualization of the return for the seven day period reflects the results of compounding. The effective yield for the seven day period ended December 31, 1998, was 3.06%.

The following SEC formula was used to calculate this figure:

                                           365/7
Effective yield = [(Base period return + 1)     ] - 1

TAXABLE-EQUIVALENT YIELD The Money Fund also may quote a taxable-equivalent yield and a taxable-equivalent effective yield that show the before-tax yield that would have to be earned from a taxable investment to equal the fund's yield. These yields are computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal, state and city income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yield based on the fund's current yield for the seven day period ended December 31, 1998, was 5.62%. The taxable-equivalent effective yield based on the fund's effective yield for the seven day period ended December 31, 1998, was 5.71%.

ALL FUNDS

As of December 31, 1998, the combined federal, state and city income tax rate upon which the taxable-equivalent yield quotations were based was 46.4%. From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the funds will be updated to reflect these changes. Each fund expects updates may be necessary as tax rates are changed by federal, state and city governments. The advantage of tax-free investments, like the funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the funds.

OTHER PERFORMANCE QUOTATIONS The Insured and Intermediate Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Each fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the funds may satisfy your investment goal, advertisements and other materials about the funds may discuss certain measures of fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Merrill Lynch New York Municipal Bond Index - based upon yields from revenue and general obligation bonds weighted in accordance with their respective importance to the New York municipal market.

o Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: THE WALL STREET JOURNAL, AND BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, AND MONEY MAGAZINES - provide performance statistics over specified time periods.

o Salomon Brothers Composite High Yield Index or its component indices measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg, L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Fund Performance Analysis, and Lipper - Mutual Fund Yield Survey - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o IBC Money Fund Report(R) - industry averages for seven day annualized and compounded yields of taxable, tax-free and government money funds.

o Bank Rate Monitor - a weekly publication that reports various bank investments such as CD rates, average savings account rates and average loan rates.

o Salomon Brothers Bond Market Roundup - a weekly publication that reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets and summarizes changes in banking statistics and reserve aggregates.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

o Standard & Poor's(R) Bond Indices - measure yield and price of corporate, municipal, and government bonds.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

From time to time, advertisements or information for each fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by each fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare each fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a fund to calculate its figures. In addition, there can be no assurance that a fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the funds cannot guarantee that these goals will be met.

The funds are members of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for approximately 7 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 114 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $51 billion in municipal security assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin had one of the largest staffs of municipal securities analysts in the industry, as of June 30, 1998.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1999, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1999). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the fund's shares.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the funds and their shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

STANDARD & POOR'S CORPORATION (S&P)

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.